                AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.
                                  Part B


                      Statement of Additional Information
                              October 1, 1998
                          as amended August 1, 1999

 This document is not a prospectus but should be read in conjunction with the current prospectus dated October 1, 1998 of American High-Income Municipal Bond Fund, Inc. (the "fund"). The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                American High-Income Municipal Bond Fund, Inc.
                          Attention:  Secretary
                          333 South Hope Street
                         Los Angeles, CA  90071
                             (213) 486-9200


                             Table of Contents


ITEM                                                              Page No.
Certain Investment Limitations                                    1
Description of Securities and Investment Techniques               2
Investment Restrictions                                           6
Fund Organization                                                 9
Fund Officers and Directors                                       10
Management                                                        13
Dividends and Distributions                                       16
Additional Information Concerning Taxes                           16
Purchase of Shares                                                20
Selling Shares                                                    26
Shareholder Account Services and Privileges                       27
Execution of Portfolio Transactions                               29
General Information                                               30
Investment Results and Related Statistics                         31
Financial Statements                                              attached


                    CERTAIN INVESTMENT LIMITATIONS

 The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

TAX-EXEMPT SECURITIES

- The fund will invest at least 80% of its assets in tax-exempt securities (including securities subject to alternative minimum taxes).

DEBT SECURITIES

- The fund will invest at least 65% of its assets in debt securities rated A or below or unrated but determined to be of equivalent quality.
- The fund will invest at least 50% of its assets in debt securities rated BBB/Baa or below or unrated but determined to be of equivalent quality.

BONDS

- The fund will invest at least 65% of its assets in bonds (any debt securities having initial maturities in excess of one year).

CONCENTRATION OF INVESTMENTS

- The fund may invest more than 25% of its assets in municipal obligations of issuers located in the same state or in obligations of the same type (however, the fund may not invest 25% or more in municipal securities of the same project type issued by non-governmental entities).


              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

 The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions. The descriptions below are intended to supplement the material in the prospectus under "Investment Objective, Strategies and Risks."

DEBT SECURITIES -- Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general their prices decline when interest rates rise and vice versa.


 The fund may invest in debt securities rated Ba and BB or below by Moody's or S&P or in unrated securities that are determined to be of equivalent quality by Capital Research and Management Company. These securities are commonly known as "high-yield, high-risk" or "junk" bonds. The fund may invest in bonds rated as low as C by Moody's or D by S&P. See the Appendix in the prospectus for a complete description of the bond ratings.


CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- High-yield, high-risk bonds can be sensitive to adverse economic changes and political and corporate developments and may be less sensitive to interest rate changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds.

PAYMENT EXPECTATIONS -- High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. A high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the fund's assets.

LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

 Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

MUNICIPAL BONDS -- Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. Opinions relating to the validity of municipal bonds and to the exclusion from gross income for federal income tax purposes and, where applicable, the exemption from state and local income tax are rendered by bond counsel to the issuing authorities at the time of issuance.

 The two principal classifications of municipal bonds are general obligation and limited obligation, or revenue, bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.

 Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.

 Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Most of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit, or other credit enhancement for the bond issue.

MUNICIPAL LEASE OBLIGATIONS -- The fund may invest in municipal lease revenue obligations, some of which may be considered illiquid. The fund may purchase, without limitation, municipal lease revenue obligations that are determined to be liquid by Capital Research and Management Company. In determining whether these securities are liquid, Capital Research and Management Company will consider among other things, the credit quality and support, including strengths and weaknesses of the issuers and lessees, the terms of the lease, frequency and volume of trading and number of dealers.

ZERO COUPON BONDS -- Municipalities may issue zero coupon securities which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.

PRE-REFUNDED BONDS -- From time to time, a municipality may refund a bond that it has already issued prior to the original bond's call date by issuing a second bond, the proceeds of which are used to purchase securities. The securities are placed in an escrow account pursuant to an agreement between the municipality and an independent escrow agent. The principal and interest payments on the securities are then used to pay off the original bondholders. For the purposes of diversification, pre-refunded bonds will be treated as governmental issues.

VARIABLE AND FLOATING RATE OBLIGATIONS -- The fund may invest in variable and floating rate obligations which have interest rates that are adjusted at designated intervals or whenever interest rates change. The rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.

FORWARD COMMITMENTS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

 As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. All such securities whose principal trading market is in the U.S. will be considered illiquid unless they have been specifically determined to be liquid under procedures which have been adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

REPURCHASE AGREEMENTS -- Although the fund has no current intention to do so during the next 12 months, the fund may enter on a temporary basis into repurchase agreements, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest, as monitored daily by the Investment Adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.
                          -            -            -

CONCENTRATION OF INVESTMENTS -- The fund may invest more than 25% of its assets in municipal obligations of issuers located in the same state or in municipal obligations of the same type which pay interest on their obligations from revenue of similar projects. This may make the fund more susceptible to similar economic, political, or regulatory occurrences such as changes in healthcare regulations, environmental considerations related to construction, construction cost increases and labor problems, failure of healthcare facilities to maintain adequate occupancy levels, and inflation. As the similarity in issuers increases, the potential for fluctuation of the net asset value of shares of the fund also increases. The fund will not invest 25% or more of its assets in municipal securities of the same project type issued by non-governmental entities.

TEMPORARY INVESTMENTS -- The fund may invest in short-term municipal obligations of up to one year in maturity during periods of temporary defensive strategy resulting from abnormal market conditions, or when such investments are considered advisable for liquidity. Generally, the income from all such securities is exempt from federal income tax. See "Additional Information Concerning Taxes" below. Further, a portion of the fund's assets, which will normally be less than 20%, may be held in cash or invested in high-quality taxable short-term securities of up to one year in maturity. Such investments may include: (1) obligations of the U.S. Treasury; (2) obligations of agencies and instrumentalities of the U.S. Government; (3) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances; and (4) repurchase agreements (which are subject to the limitations described below).

LOANS OF PORTFOLIO SECURITIES -- Although the fund has no current intention to do so during the next 12 months, the fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by Capital Research and Management Company (the "Investment Adviser"). The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of 33$% of the value of its total assets, taken at the time any such loan is made.

SECURITIES SUBJECT TO ALTERNATIVE MINIMUM TAXES -- The fund may invest without limitation in tax-exempt securities believed to pay interest constituting an item of tax preference subject to alternative minimum taxes; therefore, while the fund's distributions from tax-exempt securities are not subject to regular federal income tax, a portion or all may be included in determining a shareholder's federal alternative minimum tax.

PORTFOLIO MANAGEMENT -- In seeking to achieve the fund's objective, the Investment Adviser causes the fund to purchase securities which it believes represent the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the economy, movements in the general level and term structure of interest rates, political developments, and variations in the supply of funds available for investment in the tax-exempt market relative to the demand for the funds placed upon it. These latter factors change continuously and should be met with a dynamic, responsive approach to the investment process. Some of the more important portfolio management techniques that are utilized by the Investment Adviser are set forth below.

ADJUSTMENT OF MATURITIES -- The Investment Adviser seeks to anticipate movements in interest rates and adjusts the maturity distribution of the portfolio accordingly. Longer term securities ordinarily yield more than shorter term securities but are subject to greater and more rapid price fluctuation. Keeping in mind the fund's objective of producing a high level of current income, the Investment Adviser will increase the fund's exposure to this price volatility only when it appears likely to increase current income without undue risk to capital.

ISSUE CLASSIFICATION -- Securities with the same general quality rating and maturity characteristics, but which vary according to the purpose for which they were issued, often tend to trade at different yields. These yield differentials tend to fluctuate in response to political and economic developments, as well as temporary imbalances in normal supply/demand relationships. The Investment Adviser monitors these fluctuations closely, and will attempt to adjust portfolio concentrations in various issue classifications according to the value disparities brought about by these yield relationship fluctuations.

QUALITY -- Securities issued for similar purposes and with the same general maturity characteristics, but which vary according to the creditworthiness of their respective issuers, tend to trade at different yields. These yield differentials also tend to fluctuate in response to political, economic and supply/demand factors. The Investment Adviser will attempt to take advantage of these fluctuations by adjusting the concentration of portfolio securities in any given quality category according to the value disparities produced by these yield relationship fluctuations.

 The Investment Adviser believes that, in general, the market for municipal bonds is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the fund to make purchases and sales of securities in the foregoing manner may, at any particular time and with respect to any particular securities, be limited (or non-existent).

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. The fund does not anticipate its portfolio turnover will exceed 100% annually. The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover over its lifetime.

                            INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or
(ii) more than 50% of the outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after and giving effect to the relevant transaction. These restrictions provide that the fund may not:

  1. With respect to 75% of the fund's total assets, purchase the security of any issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, the fund will regard each state, each political subdivision, agency or instrumentality of such state, each multi-state agency of which such state is a member, and each public authority which issues industrial development bonds on behalf of a private entity as a separate issuer;

  2. Invest in companies for the purpose of exercising control or management;

 3. Purchase or sell real estate (including real estate limited partnerships) unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

 4. Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments or engage in futures transactions;

 5. Engage in the business of underwriting securities of other issuers, except to the extent that the purchase or disposal of an investment position may technically constitute the fund as an underwriter as that term is defined under the Securities Act of 1933;

  6. Make loans in an aggregate amount in excess of 33$% of the value of the fund's total assets, taken at the time any loan is made, provided that the purchase of debt securities pursuant to the fund's investment objective and entering into repurchase agreements maturing in seven days or less shall not be deemed loans for the purposes of this restriction and that loans of portfolio securities may be made;

 7. Issue senior securities, except as permitted under the Investment Company Act of 1940;

 8. Borrow money, except from banks for temporary or emergency purposes not to exceed one-third of the value of the fund's total assets. Moreover, in the event that the asset coverage for the fund's borrowings falls below 300%, the fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage;

 9. Pledge or hypothecate any of its assets, except in an amount up to one-third of the value of its total assets, but only to secure borrowings for temporary or emergency purposes;

 10. Invest in interests in oil, gas, or other mineral exploration or development programs (or leases);

 11. Purchase or sell puts, calls, straddles, or spreads, or combinations thereof (this restriction does not prevent the fund from investing in securities with put and call features);

 12. Invest 25% or more of its assets in municipal securities of the same project type issued by non-governmental entities. However, the fund may invest more than 25% of its assets in municipal obligations of issuers located in the same state or in municipal obligations of the same type, including without limitation the following: general obligations of states and localities; lease rental obligations of state and local authorities; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; or industrial development or pollution control bonds issued for hospitals, electric utility systems, life care facilities or other purposes. As a result, the fund may be more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuers. As the concentration in the securities of a particular category of issuer increases, the potential for fluctuation in the value of the fund's shares also increases; nor

 13. Sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

NON-FUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval:

 1. The fund does not currently intend (at least for the next 12 months) to lend portfolio securities. However, if such action is authorized by the Board of Directors, loans of portfolio securities as described under "Loans of Portfolio Securities" shall be made in accordance with the terms and conditions therein set forth and consistent with fundamental investment restriction #6;

 2. The fund will not invest more than 15% of the value of its net assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days), nor invest more than 5% of its net assets in restricted securities (excluding Rule 144A securities);

 3. The fund will not invest more than 15% of its total assets in the securities of issuers (excluding securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) which together with any predecessors have a record of less than three years continuous operation;

 4. The fund does not currently intend (at least for the next 12 months) to invest in the securities of other registered management investment companies, except in connection with a merger, consolidation, acquisition, reorganization, or in connection with the implementation of any deferred compensation plan as adopted by the Board of Directors;

 5. The fund does not currently intend (at least for the next 12 months) to purchase securities in the event its borrowings exceed 5% of total assets.
 For the purposes of the fund's investment restrictions, the identification of the "issuer" of municipal bonds that are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the bonds as described, the most significant of which is the ultimate source of funds for the payment of principal and interest on such bonds.

                               FUND ORGANIZATION

 The fund is an open-end, diversified management investment company. It was organized as a Maryland corporation on June 14, 1994.

 All fund operations are supervised by the fund's board of directors. The board meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Directors and Director Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.



                          FUND OFFICERS AND DIRECTORS
                      Directors and Director Compensation


NAME,             POSITION         PRINCIPAL          AGGREGATE              TOTAL                  TOTAL
ADDRESS AND       WITH             OCCUPATION(S)      COMPENSATION           COMPENSATION           NUMBER
AGE               REGISTRANT       DURING             (INCLUDING             (INCLUDING             OF FUND
                                   PAST 5 YEARS       VOLUNTARILY            VOLUNTARILY            BOARDS ON
                                   (POSITIONS         DEFERRED               DEFERRED               WHICH
                                   WITHIN THE         COMPENSATION/1/)       COMPENSATION/1/)       DIRECTOR
                                   ORGANIZATIONS      FROM THE FUND          FROM ALL FUNDS         SERVES/2/
                                   LISTED MAY         DURING FISCAL          MANAGED BY
                                   HAVE               YEAR ENDED             CAPITAL RESEARCH
                                   CHANGED            7/31/98                AND
                                   DURING THIS                               MANAGEMENT
                                   PERIOD)                                   COMPANY OR ITS
                                                                             AFFILIATES/2/
                                                                             FOR THE YEAR
                                                                             ENDED 7/31/98

H.                Director         Private            $2,611/3/              $171,100               19
Frederick                          Investor.
Christie                           Former
P.O. Box                           President and
144                                Chief
Palos                              Executive
Verdes                             Officer, The
Estates, CA                        Mission Group
90274Age:                          (non-utility
65                                 holding
                                   Company,
                                   subsidiary of
                                   Southern
                                   California
                                   Edison
                                   Company)

+Don R.           Director         President          none/4/                none/4/                12
Conlan                             (retired),
Age: 62                            The Capital
                                   Group
                                   Companies,
                                   Inc.

Diane C.          Director         CEO and            $2,500/3/              $44,650                12
Creel                              President,
100 W.                             The Earth
Broadway                           Technology
Suite 5000                         Corporation
Long Beach,                        (international consulting
CA 90802                           engineering)
Age: 49

Martin            Director         Chairman,          $3,025/3/              $122,684               15
Fenton, Jr.                        Senior
4660 La                            Resource
Jolla                              Group, LLC
Village                            (management
Drive                              of senior
Suite 725                          living
San Diego,                         centers)
CA  92122
Age: 63

Leonard R.        Director         President,         $2,677/3/              $51,850                12
Fuller                             Fuller
4337 Marina                        Consulting
City Drive                         (financial
Suite 841                          management
ETN                                consulting
Marina del                         firm)
Rey, CA
90292
Age: 52

+*Abner D.        President,       Capital             none/4/               none/4/                12
Goldstine         PEO and          Research and
Age: 68           Director         Management
                                   Company,
                                   Senior Vice
                                   President
                                   and Director

+**Paul G.        Chairman         Capital             none/4/               none/4/                14
Haaga, Jr.        of               Research and
Age: 49           the Board        Management
                                   Company,
                                   Executive
                                   Vice
                                   President and
                                   Director

Herbert           Director         Private            $2,443                 $66,684                13
Hoover III                         Investor
1520 Circle
Drive
San Marino,
CA  91108
Age: 70

Richard G.        Director         Chairman,          $3,053/3/              $102,250               13
Newman                             President and
3250                               CEO,
Wilshire                           AECOM
Boulevard                          Technology
Los                                Corporation
Angeles, CA                        (architectural
90010-1599                         engineering)
Age: 63



+ Directors who are considered "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

* Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025

** Address is 333 South Hope Street, Los Angeles, CA 90071

/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the Fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

/3/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors is as follows: H. Frederick Christie ($6,231), Diane C. Creel ($494), Martin Fenton, Jr. ($1,103), Leonard R. Fuller ($2,235), and Richard G. Newman ($14,244). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

/4/ Don R. Conlan, Paul G. Haaga, Jr. and Abner D. Goldstine are affiliated with the Investment Adviser and, accordingly, receive no compensation from the Fund.


                              OFFICERS
      (with their principal occupations during the past five years)#


NAME AND ADDRESS           AGE     POSITION(S)      PRINCIPAL OCCUPATION(S)
                                   HELD WITH        DURING PAST 5 YEARS
                                   REGISTRANT

Neil L. Langberg           45      Senior Vice      Vice President -
11100 Santa Monica                 President        Investment Management
Blvd.                                               Group, Capital Research
Los Angeles, CA 90025                               and Management Company

Mark R. Macdonald          39      Senior Vice      Vice President -
11100 Santa Monica                 President        Investment Management
Blvd.                                               Group, Capital Research
Los Angeles, CA 90025                               and Management Company

Michael J. Downer          43      Vice             Senior Vice President -
333 South Hope Street              President        Fund Business Management
Los Angeles, CA 90071                               Group, Capital Research
                                                    and Management Company

David A. Hoag              33      Vice             Senior Vice President and
11100 Santa Monica                 President        Director, Capital
Blvd.                                               Research Company
Los Angeles, CA 90025

Julie F. Williams          50      Secretary        Vice President - Fund
333 South Hope Street                               Business Management
Los Angeles, CA 90071                               Group, Capital Research
                                                    and Management Company

Anthony W. Hynes, Jr.      35      Treasurer        Vice President - Fund
135 South State                                     Business Management
College Blvd.                                       Group, Capital Research
Brea, CA 92821                                      and Management Company

Kimberly S. Verdick        33      Assistant        Assistant Vice President
333 South Hope Street              Secretary        - Fund Business
Los Angeles, CA 90071                               Management Group, Capital
                                                    Research and Management
                                                    Company

Todd L. Miller             39      Assistant        Assistant Vice President
135 South State                    Treasurer        - Fund Business
College Blvd.                                       Management Group, Capital
Brea, CA 92821                                      Research and Management
                                                    Company



# Positions within the organizations listed may have changed during this period

 No compensation is paid by the fund to any officer or Director who is a director or officer of the Investment Adviser. The fund pays annual fees of $900 to Directors who are not affiliated with the Investment Adviser, plus $200 for each Board of Directors meeting attended, plus $200 for each meeting attended as a member of a committee of the Board of Directors. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser. As of September 1, 1998 the officers and Directors and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER -- The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

 The Investment Adviser is responsible for more than $175 billion of stocks, bonds and money market instruments and serves over eight million investors of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreement (the "Agreement"), between the fund and the Investment Adviser will continue in effect until May 31, 1999, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (I) the Board of Directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940
Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

 The Investment Adviser receives a fee at the annual rate of 0.30% on the first $60 million of average net assets, plus 0.21% on net assets over $60 million, plus 3% of gross investment income. Assuming net assets of $500 million and gross investment income levels of 3%, 4%, 5%, 6% and 7%, management fees would be 0.31%, 0.34%, 0.34%, 0.40% and 0.43%, respectively. For the purposes of such computations under the Agreement, the fund's gross investment income does not reflect any net realized gains or losses on the sale of portfolio securities but does include original-issue discount as defined for federal income tax purposes.

 The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of qualified persons to perform the executive and related administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders, taxes; expenses of the issuance and redemption of shares (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

 The Investment Adviser has agreed to waive its fees by any amount necessary to assure that such expenses do not exceed applicable expense limitations in any state in which the funds' shares are being offered for sale.

 For the fiscal years ended July 31, 1998, 1997 and 1996, the Investment Adviser's total fees amounted to $1,544,000, $1,100,000 and $838,000, respectively.

PRINCIPAL UNDERWRITER -- American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the period ended July 31, 1998 amounted to $487,000 after allowance of $2,007,000 to dealers.
During the fiscal years ended 1997 and 1996, the Principal Underwriter received $345,000 and $348,000, after allowance of $1,424,000 and $1,467,000, respectively.

 As required by rule 12b-1 the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors and separately by a majority of the Directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by a vote of a majority of the outstanding voting securities of the fund. The officers and directors who are "interested persons" of the fund due to present or past affiliations with the Investment Adviser and related companies may be considered to have a direct or indirect financial interest in the operation of the Plan. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund shall be committed to the discretion of the directors who are not "interested persons" during the existence of the Plan. Plan expenditures are reviewed quarterly and must be renewed annually by the Board of Directors.

 Under the Plan the fund may expend up to 0.30% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is made. These include service fees for qualified dealers and dealers commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan, any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, or a community foundation).

 Commissions on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters provided that such commissions do not exceed the annual expense limit. After five quarters, commissions are not recoverable. During the period, the fund paid $1,144,000 under the Plan as compensation to dealers. As of July 31, 1998, accrued and unpaid distribution expenses were $116,000.

 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer with adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                          DIVIDENDS AND DISTRIBUTIONS

 The fund declares dividends from its net investment income daily and distributes the accrued dividends to shareholders each month. The percentage of the distribution that is tax-exempt may vary from year to year. For the purpose of calculating dividends, daily net investment income of the fund consists of: (a) all interest income accrued on the fund's investments, including any original issue discount or market premium ratably amortized to the date of maturity or determined in such other manner as may be deemed appropriate; minus (b) all liabilities accrued, including interest, taxes and other expense items, amounts determined and declared as dividends or distributions and reserves for contingent or undetermined liabilities, all determined in accordance with generally accepted accounting principles.

 Capital gains, if any, are usually distributed in November or December. When a capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

 If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, the shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

                    ADDITIONAL INFORMATION CONCERNING TAXES

 The following is only a summary of certain additional federal, state and local tax considerations generally affecting the fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the fund or its shareholders, and the discussion here and in the fund's prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

 The fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the fund would generally not be suitable for tax-exempt institutions or tax-deferred retirement plans (e.g., plans qualified under Section 401 of the Internal Revenue Code, Keogh-type plans and individual retirement accounts.) Such retirement plans would not gain any benefit from the tax-exempt nature of the fund's dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them. In addition, the fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

 The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M, if the fund distributes within specified times at least 90% of its taxable and tax-exempt net investment income, it will be taxed only on that portion, if any, which it retains.

 To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (I) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities which must be limited, in respect of any one issuer to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 The percentage of total dividends paid by the fund with respect to any taxable year which qualify for exclusion from gross income ("exempt-interest dividends") will be the same for all shareholders receiving dividends during such year. In order for the fund to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of the fund's assets must consist of certain tax-exempt obligations. Not later than 60 days after the close of its taxable year, the fund will notify each shareholder in writing of the portion of the dividends paid by the fund to the shareholder with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot, however, exceed the excess of the amount of interest excludable from gross income from tax under Section 103(a) of the Code received by the fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

 Interest on indebtedness incurred by a shareholder to purchase or carry fund shares is not deductible for federal income tax purposes if the fund distributes exempt-interest dividends during the shareholder's taxable year.
If a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.

 While the fund does not expect to realize substantial long-term capital gains, any net realized long-term capital gains will be distributed annually. The fund will have no tax liability with respect to such distributed gains, and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held fund shares. Such distributions will be designated as a capital gains distribution in a written notice, in the form of the fund's annual report, mailed by the fund to shareholders not later than 60 days after the close of the fund's taxable year. If a shareholder receives a designated capital gain distribution (treated by the shareholder as a long-term capital gain) with respect to any fund share and such fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. The fund also may make a distribution of net realized long-term capital gains near the end of the calendar year to comply with certain requirements of the Code. Gain recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation.

 Similarly, while the fund does not expect to earn any significant investment company taxable income, in the event that any taxable income is earned by the fund it will be distributed. In general, the fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The fund would be taxed on any undistributed investment company taxable income. Since any such income will be distributed, it will be taxable to shareholders as ordinary income (whether distributed in cash or additional shares).

 The Code imposes limitations on the use and investment of the proceeds of state and local governmental bonds and upon other funds of the issuers of such bonds. These limitations must be satisfied on a continuing basis to maintain the exclusion from gross income of interest on such bonds. These provisions of the Code generally apply to bonds issued after August 15, 1986. Bond counsel qualify their opinions as to the federal tax status of new issues of bonds by making such opinions contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

 In most cases, the interest on "private activity" bonds as defined under the Code is an item of tax preference subject to the alternative minimum tax ("AMT") on corporations and individuals. The fund may invest without limitation in "private activity" bonds. As of the date of this statement of additional information, individuals are subject to an AMT at a maximum marginal rate of 28% (20% on capital gains with respect to assets held more than one year) and corporations at a rate of 20%. Shareholders will not be permitted to deduct any of their share of fund expenses in computing alternative minimum tax income. With respect to corporate shareholders of the fund, all interest on municipal bonds and other tax-exempt obligations, including exempt-interest dividends paid by the fund, is included in adjusted current earnings in calculating federal alternative minimum taxable income, and may also affect corporate federal "environmental tax" liability.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

 If for any taxable year the fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and may be eligible for the dividends- received deduction for corporations. Under normal circumstances, no part of the distributions to shareholders by the fund is expected to qualify for the dividends-received deduction allowed to corporate shareholders.

 If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

 As of the date of this statement of additional information, the maximum federal individual tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate generally applicable to net capital gains on assets held more than one year is 20%; and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of income tax of up to $100,000. Naturally, the amount of tax payable by a taxpayer will be affected by a combination of tax law rules covering deductions, credits, deferrals, exemptions, sources of income and other matters.

 Under the Code, distributions of net investment income by the fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, non-U.S. corporation, or non-U.S. partnership (a "non-U.S. shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply.


                               PURCHASE OF SHARES

METHOD           INITIAL INVESTMENT           ADDITIONAL INVESTMENTS

                 See "Investment              $50 minimum (except where a
                 Minimums and Fund            lower minimum is noted under
                 Numbers" for initial         "Investment Minimums and
                 investment minimums.         Fund Numbers").

By contacting    Visit any investment         Mail directly to your
your             dealer who is                investment dealer's address
investment       registered in the state      printed on your account
dealer           where the purchase is        statement.
                 made and who has a
                 sales agreement with
                 American Funds
                 Distributors.

By mail          Make your check payable      Fill out the account
                 to the fund and mail to      additions form at the bottom
                 the address indicated        of a recent account
                 on the account               statement, make your check
                 application.  Please         payable to the fund, write
                 indicate an investment       your account number on your
                 dealer on the account        check, and mail the check
                 application.                 and form in the envelope
                                              provided with your account
                                              statement.

By telephone     Please contact your          Complete the "Investments by
                 investment dealer to         Phone" section on the
                 open account, then           account application or
                 follow the procedures        American FundsLink
                 for additional               Authorization Form.  Once
                 investments.                 you establish the privilege,
                                              you, your financial advisor
                                              or any person with your
                                              account information can call
                                              American FundsLine(r) and
                                              make investments by
                                              telephone (subject to
                                              conditions noted in
                                              "Telephone and Computer
                                              Purchases, Redemptions and
                                              Exchanges" below).

By computer      Please contact your          Complete the American
                 investment dealer to         FundsLink Authorization
                 open account, then           Form.  Once you establish
                 follow the procedures        the privilege, you, your
                 for additional               financial advisor or any
                 investments.                 person with your account
                                              information may access
                                              American FundsLine(r) on the
                                              Internet and make
                                              investments by computer
                                              (subject to conditions noted
                                              in "Telephone and Computer
                                              Purchases, Redemptions and
                                              Exchanges" below).

By wire          Call 800/421-0180 to         Your bank should wire your
                 obtain your account          additional investments in
                 number(s), if                the same manner as described
                 necessary.  Please           under "Initial Investment."
                 indicate an investment
                 dealer on the account.
                 Instruct your bank to
                 wire funds to:
                 Wells Fargo Bank
                 155 Fifth Street
                 Sixth Floor
                 San Francisco, CA 94106
                 (ABA #121000248)
                 For credit to the
                 account of:
                 American Funds Service
                 Company
                 a/c #4600-076178
                 (fund name)
                 (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO
REJECT ANY PURCHASE ORDER.


 INVESTMENT MINIMUMS AND FUND NUMBERS -- Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(r) (see description below):

FUND                                         MINIMUM                 FUND
                                             INITIAL                 NUMBER
                                             INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(r)                                $1,000                  02

American Balanced Fund(r)                    500                     11

American Mutual Fund(r)                      250                     03

Capital Income Builder(r)                    1,000                   12

Capital World Growth and Income              1,000                   33
Fund(sm)

EuroPacific Growth Fund(r)                   250                     16

Fundamental Investors(sm)                    250                     10

The Growth Fund of America(r)                1,000                   05

The Income Fund of America(r)                1,000                   06

The Investment Company of America(r)         250                     04

The New Economy Fund(r)                      1,000                   14

New Perspective Fund(r)                      250                     07

New World Fund (SM)                          1,000+                  36

SMALLCAP World Fund(sm)                      1,000                   35

Washington Mutual Investors Fund(sm)         250                     01

BOND FUNDS

American High-Income Municipal Bond          1,000                   40
Fund(sm)

American High-Income Trust(r)                1,000                   21

The Bond Fund of America(sm)                 1,000                   08

Capital World Bond Fund(r)                   1,000                   31

Intermediate Bond Fund of America(r)         1,000                   23

Limited Term Tax-Exempt Bond Fund of         1,000                   43
America(sm)

The Tax-Exempt Bond Fund of                  1,000                   19
America(sm)

The Tax-Exempt Fund of                       1,000                   20
California(r)*

The Tax-Exempt Fund of Maryland(r)*          1,000                   24

The Tax-Exempt Fund of Virginia(r)*          1,000                   25

U.S. Government Securities Fund(sm)          1,000                   22

MONEY MARKET FUNDS

The Cash Management Trust of                 2,500                   09
America(r)

The Tax-Exempt Money Fund of America(sm)     2,500                   39

The U.S. Treasury Money Fund of America(sm)   2,500                   49

___________
*Available only in certain states.
+Effective September 15, 1999.



 For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

SALES CHARGES--The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE               SALES CHARGE AS                    DEALER
AT THE OFFERING PRICE            PERCENTAGE OF THE:                    CONCESSION
                                                                   AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE

                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE

STOCK AND STOCK/BOND
FUNDS

Less than $50,000                6.10%            5.75%            5.00%

$50,000 but less than            4.71             4.50             3.75
$100,000

BOND FUNDS

Less than $25,000                4.99             4.75             4.00

$25,000 but less than            4.71             4.50             3.75
$50,000

$50,000 but less than            4.17             4.00             3.25
$100,000

STOCK, STOCK/BOND, AND
BOND FUNDS

$100,000 but less than           3.63             3.50             2.75
$250,000

$250,000 but less than           2.56             2.50             2.00
$500,000

$500,000 but less than           2.04             2.00             1.60
$1,000,000

$1,000,000 or more               none             none             (see below)


PURCHASES NOT SUBJECT TO SALES CHARGES -- Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A contingent deferred sales charge may be imposed on certain redemptions by these accounts made within one year of purchase. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge.

 In addition, the stock, stock/bond and bond funds may sell shares at net asset value to:

 (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

 (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;

 (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

 (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more;

 (5) insurance company separate accounts;

 (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and

 (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS -- Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million.

OTHER COMPENSATION TO DEALERS -- American Funds Distributors, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

 Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

REDUCING YOUR SALES CHARGE -- You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

STATEMENT OF INTENTION -- You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the "Statement") terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to use the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and capital gain distributions on these shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will pay to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid by the close of the period, the appropriate number of escrowed shares will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) and any individual investments in American Legacy products (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

 When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period, and any individual investments in American Legacy products are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

 Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

AGGREGATION -- Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above, or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

CONCURRENT PURCHASES -- You may combine purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

RIGHT OF ACCUMULATION -- You may take into account the current value of your existing holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy products (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder). Direct purchases of the money market funds are excluded.

PRICE OF SHARES -- Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate the prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The net asset value per share of the money market funds normally will remain constant at $1.00 based on the fund's current practice of valuing their shares using the penny-rounding method in accordance with rules of the Securities and Exchange Commission.

 The price you pay for fund shares, the public offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) as set forth below each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

 All portfolio securities of funds managed by Capital Research and Management Company are valued, and the net asset value per share is determined, as follows:

 1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

  Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

  Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

  Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board;

 2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

 3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

 Any purchase order may be rejected by the Principal Underwriter or by the fund. The fund will not knowingly sell fund shares (other than for the reinvestment of dividends or capital gain distributions) directly or indirectly or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially directly, indirectly, or through a unit investment trust more than 4.5% of the outstanding shares of the fund without the consent of a majority of the Board of Directors.

                                 SELLING SHARES

 Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. You may sell (redeem) shares in your account in any of the following ways:

 THROUGH YOUR DEALER (certain charges may apply)
- Shares held for you in your dealer's street name must be sold through the dealer.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY
- Requests must be signed by the registered shareholder(s)
- A signature guarantee is required if the redemption is:
-- Over $50,000;
-- Made payable to someone other than the registered shareholder(s); or -- Sent to an address that has not been used with the account for at least 10 days.

Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution.
- Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.
- You must include any shares you wish to sell that are in certificate form.

TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE(R) OR AMERICAN FUNDSLINE ONLINE(SM)
- Redemptions by telephone or fax (including American FundsLine(r) and American FundsLine OnLine(sm)) are limited to $50,000 per shareholder each day.
- Checks must be made payable to the registered shareholder(s).
- Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 MONEY MARKET FUNDS
- You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.
- You may establish check writing privileges (use the money market funds application).
-- If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

 Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


 You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by American Funds Service Company.

CONTINGENT DEFERRED SALES CHARGE -- A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 59-1/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN -- The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the "paying fund") into any other fund in The American Funds Group (the "receiving fund") subject to the following conditions: (i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

EXCHANGE PRIVILEGE -- You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

 You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(r) or American FundsLine OnLine(sm) (see "American FundsLine(r) and American FundsLine OnLine(sm)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Transfer Agent" below for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone and Computer Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES -- You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS -- Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(SM) -- You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(r) and American FundsLine OnLine(sm). To use this service, call 800/325-3590 from a TouchTone(tm) telephone or access the American Funds Website on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine(r) and American FundsLine OnLine(sm) are subject to the conditions noted above and in "Redeeming Shares--Telephone and Computer Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE AND COMPUTER REDEMPTIONS AND EXCHANGES -- By using the telephone or computer (including American FundsLine(r) and American FundsLine OnLine(sm), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may reinstate them at any time also by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

REDEMPTION OF SHARES -- The Transfer Agent may redeem your shares if the shares through redemptions, market decline or otherwise, have a value of less than the minimum initial investment amount required of new shareholders (determined, for this purpose only, as the greater of the shareholder's cost or the current net asset value of the shares, including any shares acquired through reinvestment of income dividends and capital gain distributions). We will give you prior notice of at least 60 days before the involuntary redemption provision is made effective with respect to your account. You will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

 The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through their correspondent clearing agents) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not have an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

 Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund does not intend to pay a mark-up in exchange for research in connection with principal transactions.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the record of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. It was paid a fee of $121,000 for the fiscal year ended July 31, 1998.

INDEPENDENT ACCOUNTANTS -- PricewaterhouseCoopers LLP, 400 South Hope Street, Los Angeles, CA 90071, serves as the fund's independent auditors and provides audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information have been so included in reliance on the report of the independent accountants given on the authority of said firm as experts in accounting and auditing.

SHAREHOLDER VOTING RIGHTS -- The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has agreed, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors, as though the fund were a common-law trust. Accordingly, the directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any director when requested in writing to do so by the record holders of at least 10% of the outstanding shares. Shareholders have one vote per share owned.

REPORTS TO SHAREHOLDERS -- The fund's fiscal year ends on July 31. It provides shareholders at least semiannually with reports showing the investment portfolio, financial statements and other information audited annually by the fund's independent accountants, Pricewaterhouse Coopers LLP, whose selection is determined annually by the Board of Directors. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report shareholders should contact the Transfer Agent.

YEAR 2000 - The fund and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. Many computer systems in use today will require reprogramming or replacement prior to the year 2000 because of the way they store dates and make date-related calculations. The fund understands that these service providers are taking steps to address the "Year 2000 problem". However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the fund. In addition, the fund's investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the fund invests could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.

PERSONAL INVESTING POLICY -- The Investment Adviser and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; ; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions. You may obtain a summary of the personal investing policy by contacting the Secretary of the Fund.

 The financial statements including the investment portfolio and the report of independent accountants contained in the annual report are included in this statement of additional information. The following information is not included in the annual report:


DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND

MAXIMUM OFFERING PRICE PER SHARE -- JULY 31, 1998



Net asset value and redemption price per share

(Net assets divided by shares outstanding)                     $16.12

Maximum offering price per share (100/95.25 of

per share net asset value, which takes into account

the fund's current maximum sales charge)                       $16.92



               INVESTMENT RESULTS AND RELATED STATISTICS

  The fund's yield is 4.56% based on a 30-day (or one month) period ended July 31, 1998, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[(a-b/cd + 1)/6/ -1]

Where: a = dividends and interest earned during the period.

 b = expenses accrued for the period (net of reimbursements).

 c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

 d = the maximum offering price per share on the last day of the period.

 The fund may also calculate a tax equivalent yield based on a 30-day (or one month) period ended no later than the date of the most recent balance sheet included in the registration statement, computed by dividing that portion of the yield (as computed by the formula stated above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. The fund's tax equivalent yield based on the maximum individual effective federal tax rate of 39.6% for the 30-day (or one month) period ended July 31, 1998 was 7.55%.

 The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by annualizing the current month's dividend and dividing by the average net asset value or maximum offering price for the month. The distribution rate may differ from the yield.

 As of July 31, 1998, the fund's total return over the past 12 months and average annual total return over its lifetime were 1.98% and 8.64%, respectively. Over the fund's lifetime (September 26, 1994 to July 31, 1998) the Lehman Brothers Municipal Bond Index/1/ and the Lipper High Yield Municipal Debt Funds Average/2/ had average annual total returns of 8.31% and 8.18%, respectively. The fund's total return at net asset value over the past 12 months and average annual total return over its lifetime at July 31, 1998 were 7.05% and 10.02%, respectively.

 The fund's average annual total return ("T") will be computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a number of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/=ERV.

/1/ The Lehman Brothers Municipal Bond Index is unmanaged, reflects no expenses or management fees and consists of a large universe of municipal bonds issued as state general obligations or revenue bonds with a minimum rating of BBB by Standard & Poor's Corporation.

/2/ The Lipper High Yield Municipal Debt Funds Average is comprised of funds that invest at least 50% of their assets in lower rated municipal debt issues

 In calculating average annual total return, the fund assumes: (1) deduction of the maximum sales load of 4.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. The fund will calculate total return for one, five and ten-year periods after such a period has elapsed.

 Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

 The fund may include, in advertisements or in reports furnished to present or prospective shareholders, information on its investment results and/or comparisons of its investment results to various unmanaged indices or results of other mutual funds or investment or savings vehicles. The fund may also combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.

 The fund may also refer to results and surveys compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services ("Lipper"), Morningstar, Inc., Wiesenberger Investment Companies Services and the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers or periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.


American High-Income Municipal Bond Fund
Investment Portfolio
July 31, 1998
[pie chart]
Quality Ratings

AAA:                                                                                             11.30%
AA:                                                                                               4.94%
A:                                                                                                9.12%
BBB:                                                                                              0.34%
BB:                                                                                               0.22%
B:                                                                                                0.12%
Cash & Equivalents:                                                                               0.06%
[end pie chart]
                                                                                              Principal       Market
                                                                                                 Amount        Value
Tax-Exempt Securities Maturing in More than One Year                                              (000)        (000)
One Year - 93.28%

Alabama - 0.35%
The Industrial Dev. Board of the Town of Courtland, Variable Rate Demand Industrial Dev.          $1,475       $1,632
 Ref. Rev. Bonds (Champion International Corp.), 7.20% 2013

California - 13.15%
Pollution Control Fin. Auth., Solid Waste Disposal Ref. Rev. Bonds:
CanFibre of Riverside  Project, Series 1997A AMT, 9.00% 2019                                     1,000.0      1,045.0
USA Waste Services, Inc. Project, Series 1998A AMT, 5.10% 2018 (Put 2008)                        6,000.0      6,013.0
Rural Home Mortgage Finance Auth., Single Family Mortgage Rev. Bonds                                945.      1,102.0
(Mortgage-Backed Securities Program), 1995 Series B AMT, 7.75% 2026
Statwide Communities Dev. Auth., Apartment Dev.
Ref. Bonds (Irvine Apartment Communities, L.P.):
Series 1998A-1 AMT, 5.05% 2008                                                                   5,000.0      5,040.0
Series 1998A-3, 5.10% 2010                                                                       4,000.0      4,037.0
Student Education Loan Marketing Corp., Student Loan Program Rev. Bonds:
Junior Subordinate Series One Bonds AMT, 7.00% 2005                                              1,000.0      1,006.0
Senior Subordinate Series One Bonds AMT, 7.00% 2010                                              2,000.0      2,197.0
Central Valley Fin. Auth., Cogeneration Project Rev.                                             1,400.0      1,489.0
Bonds (Carson Ice-Gen  Project), Series 1993, 6.10% 2013
Long Beach Aquarium of the Pacific, Rev. Bonds
(Aquarium of the Pacific Project), 1995 Series A:
6.10% 2010                                                                                       1,000.0      1,065.0
6.125% 2015                                                                                      1,000.0      1,050.0
6.125% 2023                                                                                      4,000.0      4,190.0
County of Los Angeles, Cert. of Part. Captial Asset                                              3,715.0      3,911.0
Leasing Corp. (Marina del Rey), Series A, 6.25% 2003
City of Los Angeles:
Community Redevelopment Agcy., Central Business Dist. Redevelopment Project,                     2,000.0      2,042.0
 Tax Allocation Refunding Bonds, Series I, 5.00% 2001
Multifamily Housing Rev. Bonds (GNMA Collateralized  -                                              500.          524
 Ridgecroft Apartments Project), Series 1997E AMT, 6.00% 2017
City of Oxnard, Assessment Dist. No. 97-1R (Pacific Commerce Center),                            1,490.0      1,535.0
Limited Obligation Ref. Bonds, 5.70% 2006
Pleasanton Joint Powers Fin. Auth., Subordinate Reassessment                                     4,250.0      4,497.0
Rev. Bonds, 1993 Series B, 6.125% 2002
City of Poway, Community Fac. District No. 88-1 (Parkway Business Centre),                       2,000.0      2,177.0
Special Tax Refunding Bonds, Series 1998, 6.75% 2015
County of Sacramento, Laguna Creek Ranch/Elliott Ranch Community Fac. Dist. No. 1:
Improvement Area No. 1 Special Tax Refunding Bonds, 5.20% 2006                                   1,110.0      1,115.0
Improvement Area No. 2 Special Tax Refunding Bonds:
6.125% 2014                                                                                         250.          260
6.30% 2021                                                                                          500.          523
Sacramento Cogeneration Auth., Cogeneration Project Rev. Bonds, 6.00% 2003
County of San Diego Reassessment Dist. No. 97-1 (4-S Ranch),
 Limited Obligation Improvement Bonds:                                                           1,000.0      1,070.0
6.00% 2009                                                                                       1,000.0      1,030.0
6.25% 2012                                                                                       1,000.0      1,030.0
Redevelopment Agcy. of the City and County of San Francisco, Residential Facility
Rev. Bonds (Coventry Park Project), Series 1996A AMT, 8.50% 2026                                 1,000.0      1,120.0
South Tahoe Joint Powers Fin. Auth. Ref. Rev. Bonds,
 (South Tahoe  Redevelopment Project Area No. 1), 1995 Series B, 6.25% 2020                      1,000.0      1,069.0
Stanislaus Waste-To-Energy Finance Agcy., Solid Waste Facility Ref. Rev. Cert.
(Ogden Martin Systems of Stanislaus, Inc. Project), Series 1990, 7.625% 2010                     1,500.0      1,586.0
City of Stockton, Mello-Roos Rev. Bonds, Series 1997A, Community Fac. Dist. No. 90-2B (Brookside Estates):
5.40% 2004                                                                                          500.          511
5.55% 2006                                                                                       1,300.0      1,334.0
6.20% 2015                                                                                       1,300.0      1,353.0
Community Fac. District No. 88-12 of the City of Temecula (Ynez Corridor), A45
Special Tax Refunding Bonds, 1998 Series A:
5.35% 2009                                                                                          940.          936
5.40% 2010                                                                                          860.          857
5.50% 2012                                                                                       1,100.0      1,095.0
City of West Sacramento, Limited Obligation Refunding Improvement Bonds,
Reassessment District of 1998:
5.00% 2005                                                                                       1,000.0          989
5.10% 2006                                                                                       1,250.0      1,239.0
5.10% 2007                                                                                       1,000.0          987

Colorado - 5.22%
Housing and Fin.Auth., Single Family Program Senior Bonds:
1995 Series A AMT 8.00% 2025                                                                     1,265.0      1,404.0
1995 Series B AMT:
7.90% 2025                                                                                          930.      1,032.0
7.00% 2026                                                                                       1,000.0      1,115.0
Series B-3, 6.55% 2025                                                                           1,575.0      1,729.0
Student Obligation Bond Auth., Student Loan Asset-Backed Bonds,
 Senior  Subordinate 1995 Series II-B AMT, 6.20% 2008                                            1,000.0      1,052.0
Arapahoe County, Capital Improvement Trust Fund Highway Rev. Bonds (E-470 Project):
6.90% 2015 (Preref. 2005)                                                                        1,250.0      1,477.0
6.95% 2020 (Preref. 2005)                                                                        4,500.0      5,332.0
City and County of Denver, Airport System Rev. Bonds:
Series 1991D AMT, 7.75% 2013                                                                     1,000.0      1,251.0
Series 1992C AMT:
6.55% 2003                                                                                       2,000.0      2,196.0
6.75%  2013                                                                                         885.          967
6.75%  2013 (Preref. 2002)                                                                          115.          129
Series 1994A AMT:
7.50%  2023                                                                                           85          101
7.50% 2023                                                                                          415.          480
Eaglebend Dowd Affordable Housing Corp., Multifamily
Housing Project Rev. Bonds, Series 1998A:
6.53% 2024                                                                                       1,665.0      1,672.0
6.53% 2029                                                                                       1,320.0      1,325.0
6.63% 2039                                                                                       2,950.0      2,962.0

Connecticut - 4.05%
Health and Educational Fac. Auth. Rev. Bonds,
University of Hartford  Issue, Series  D, 6.75% 2012                                             1,000.0      1,061.0
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds:(1)
1996 Series A:
6.25% 2003                                                                                          505.          546
6.375%  2004 (Escrowed to Maturity)                                                                 500.          549
6.375% 2004                                                                                         500.          555
6.40% 2011                                                                                       3,530.0      3,858.0
6.40% 2011 (Preref. 2007)                                                                        3,470.0      3,987.0
1997 Series B:
5.60% 2009                                                                                       1,000.0      1,035.0
5.75% 2018                                                                                       6,000.0      6,161.0
5.75% 2027                                                                                       1,000.0      1,023.0

Delaware - 1.11%
Econ. Dev. Auth., First Mortgage Rev. Bonds
 (Peninsula United Methodist Homes, Inc. Issue), Series 1997A:
6.00% 2008                                                                                          500.          534
6.10% 2010                                                                                          500.          530
6.20% 2015                                                                                       2,875.0      3,041.0
6.30% 2022                                                                                       1,000.0      1,062.0

District of Columbia - 0.00%
Hospital Rev. Ref. Bonds (Washington Hospital Center Issue),
 Series 1992A, 7.00%  2005                                                                       1,500.0      1,629.0

Florida - 4.29%
Arbor Green Community Dev. Dist. (City of Tampa, Hillsborough County),
Special Assessment Rev. Bonds, Series 1996, 7.00% 2003                                              550.          565
Broward County, Resource Recovery Rev. Bonds, Series 1984,
 South Project,  7.95% 2008                                                                      1,000.0      1,073.0
The Crossings at Fleming Island Community Dev. Dist. (Clay County),
Special Assessment Bonds, Series 1995, 8.25% 2016                                                4,825.0      5,332.0
Heritage Isles Community Dev. District (Hillsborough County),
Special Assessment Rev. Bonds, Series 1998A, 5.75% 2005                                          2,455.0      2,465.0
Lee County Industrial Dev. Auth., Healthcare Fac. Rev. Bonds,
(Cypress Cove at Healthpark Florida, Inc. Project), Series 1997A, 6.25% 2017                     2,500.0      2,605.0
Meadow Pointe II Community Dev. Dist. (Pasco County),
Capital Improvement Rev. Bonds, Series 1995, 7.25% 2002                                          2,050.0      2,064.0
North Springs Improvement Dist. Special Assessment Bonds:
Broward County, Series 1997A, 7.00% 2019                                                         1,000.0      1,032.0
Parkland Isles Project, Series 1997B, 6.25% 2005                                                 2,000.0      2,039.0
Northern Palm Beach County Improvement Dist, Water Control
 and Improvement Bonds, Unit of Dev. No. 9A, Series 1996A:
6.80% 2006                                                                                       1,000.0      1,076.0
7.30% 2027                                                                                       1,500.0      1,647.0
Ocean Highway and Port Auth., Solid Waste/Pollution Control Rev. Ref. Bonds,
Series 1996 (Jefferson Smurfit Corp. (U.S.) Project), 6.50% 2006                                 1,305.0      1,370.0

Idaho - 1.07%
Housing and Finance Association, Single Family Mortgage Subordinate Bonds AMT:
1997Series I-2, 5.55% 2010
1997 Series H-2, 5.40% 2010
1998 Series A-2, 5.35% 2011
1998 Series B, 5.20% 2011                                                                        1,000.0      1,004.0

Illinois - 5.12%
Health Fac. Auth Rev. and Ref. Bonds:
Advcocate Health Care Network, Series 1997A:
5.70% 2011                                                                                          750.          792
5.80% 2016                                                                                       3,000.0      3,179.0
Centegra Health System, Series 1998, 5.25% 2007                                                  1,500.0      1,486.0
Edward Hospital Project, Series 1993A, 6.00% 2019                                                1,000.0      1,040.0
Fairview Obligated Group Project:
1992 Series A, 9.50% 2022 (Preref. 2002)                                                         2,750.0      3,340.0
1995 Series A:
6.25% 2003                                                                                       1,245.0      1,304.0
7.40% 2023                                                                                       3,130.0      3,481.0
City of Chicago:
Collateralized Single Family Mortgage Rev. Bonds, Series 1997-B  AMT, 6.95% 2028                 1,620.0      1,826.0
Chicago-O'Hare International Airport, Special Facility Rev. Bonds (United Air Lines, Inc. Project):
Series 1984C, 8.20% 2018                                                                            980.      1,035.0
Series 1988B, 8.85% 2018                                                                         1,110.0      1,238.0
Series 1988A AMT, 8.95% 2018                                                                     1,470.0      1,640.0
Skyway Toll Bridge Ref. Rev. Bonds, Series 1994:
6.50% 2010 (Preref. 2004)                                                                        1,500.0      1,687.0
6.75% 2017 (Preref. 2004)                                                                        1,500.0      1,705.0
Village of Robbins, Cook County, Resource Recovery Rev. Bond (Robbins
 Resource Recovery Partners, LP Project), Series 1994A AMT, 8.375% 2016                        10,990.00    11,434.00

Indiana - 1.41%
State Dev. Finance Auth. Rev. Ref. Bonds, Exempt Fac.-Inland Steel, 5.75% 2011
City of East Chicago, Pollution Control Rev. Ref. Bonds, Inland Steel Co:
Project No. 11, Series 1994, 7.125% 2007                                                         2,000.0      2,237.0
Project No. 10, Series 1993, 6.80% 2013                                                          2,000.0      2,142.0
Indianapolis Airport Auth., Special Fac. Rev. Bonds, Series 1994
(Federal Express Corp. Project) AMT, 7.10% 2017                                                  1,000.0      1,125.0
City of Sullivan, Pollution Control Rev. Ref. Bonds (Indiana
Michigan Power Co. Project), Series C, 5.95% 2009                                                2,500.0      2,622.0

Kentucky - 1.66%
Econ. Dev. Finance Auth., Hospital System Refunding and Improvement Rev. Bonds,
Series 1997 (Appalachian Regional Healthcare, Inc. Project), 5.85% 2017                          1,000.0      1,029.0
City of Ashland, Sewage and Solid Waste Rev. Bonds, Series 1995
(Ashland Inc. Project) AMT, 7.125% 2022                                                          1,000.0      1,130.0
Kenton County Airport Board, Special Fac. Rev. Bonds
(Delta Air Lines, Inc. Project), 1992 Series A AMT:
7.50% 2012                                                                                       2,225.0      2,447.0
6.125% 2022                                                                                      3,000.0      3,074.0

Louisiana - 3.17%
Health Education Auth., Rev. Bonds (Lambeth House Project):
Series 1996, 9.00%  2026 (Preref. 2006)                                                          2,850.0      3,770.0
Series 1998A, 6.20%  2028                                                                        4,500.0      4,488.0
Housing Finance Agcy., Single Family Mortgage Rev. Bonds, Series 1995A-2 AMT, 7.80% 2026         2,775.0      3,112.0
Parish of West Feliciana, Pollution Control Rev. Bonds (Gulf States
Utilities Co. Project), Series 1984-II, 7.70% 2014                                               3,000.0      3,348.0

Maine - 0.00%
Educational Loan Marketing Corp., Senior Student Loan Rev.
 Bonds, Series 1991 AMT, 6.90% 2003                                                                 865.          909

Maryland - 1.20%
Health and Higher Educational Fac. Auth., First Mortgage Rev. Bonds, PUMH
of Maryland, Inc. Issue (Heron Point of Chestertown), Series 1998B, 5.75% 2026                   3,000.0      2,918.0
Housing Opportunities Commission of Montgomery County, Multifamily
Rev. Bonds  (Strathmore Court at White Flint), 1994 Issue A-2:
7.50% 2024                                                                                       1,000.0      1,068.0
7.50% 2027                                                                                          500.          534
Housing Auth. of Prince George's County, Mortgage Rev. Bonds, Series 1997A
 (GNMA Collateralized - Langley Gardens Apartments Project), 5.75% 2029                          1,000.0      1,038.0

Massachusetts - 0.43%
Housing Finance Agcy., Housing Dev. Bonds, 1998 Series A AMT, MBIA Insured 4.80% 2007
Industrial Finance Agcy., Rev. Bonds, Edgewood Retirement
 Community Project, Series 1995A, 9.00% 2025                                                     5,400.0      6,627.0

Michigan - 6.42%
Hospital Finance Auth., Hospital Rev. Ref. Bonds:
Genesys Health System Obligated Group, Series 1995A:
8.00% 2005 (Escrowed to Maturity)                                                                2,000.0      2,449.0
7.50% 2007 (Preref. 2005)                                                                        1,600.0      1,934.0
8.10% 2013 (Preref. 2005)                                                                        1,100.0      1,370.0
7.50% 2027 (Preref. 2005)                                                                        2,265.0      2,704.0
Genesys Regional Medical Center Obligated Group, Series 1998A, 5.30% 2011                        2,000.0      2,021.0
Pontiac Osteopathic:
Series A, 5.375% 2006                                                                            1,000.0      1,027.0
Series 1994A, 6.00% 2014                                                                         1,500.0      1,551.0
Sinai Hospital of Greater Detroit, Series 1995, 6.625% 2016                                      2,755.0      3,054.0
Housing Dev. Auth., Rental Housing Rev. Bonds, 1992 Series A, 6.60% 2012                         5,500.0      5,942.0
City of Detroit:
G.O. Rev. Bonds (Unlimited Tax), Series 1995-A, 5.60% 2001                                       1,000.0      1,035.0
Limited Tax G.O. Bonds, Series 1995 A, 6.40% 2005                                                1,145.0      1,261.0
Downtown Dev. Auth., Tax Increment Bonds (Dev. Area No.1  Projects), Series 1996C, 6.20% 2       1,000.0      1,087.0
City of Flint, Hospital Building Auth. (Hurley Medical Center):
Rev. Ref. Bonds, Series 1998A, 5.00% 2008                                                        2,030.0      2,037.0
Rev. Rental Bonds, Series 1998B:
5.00% 2008                                                                                       1,275.0      1,279.0
5.375% 2018                                                                                      1,000.0          983
The Econ. Dev. Corp. of the County of Midland, Subordinate Pollution Control
Limited Obligation Rev. Ref. Bonds (Midland Cogeneration Project) 9.50% 2009                     3,100.0      3,376.0

Nebraska - 1.48%
City of Kearney, Industrial Dev. Rev. Bonds (The Great Platte
River Road Memorial Foundation Project), Series 1998:
6.75% 2023                                                                                       2,000.0      1,968.0
6.75% 2028                                                                                       5,000.0      4,903.0

Nevada - 1.45%
Housing Division, Single Family Mortgage Bonds, 1998 Series A-1 AMT, 5.20% 2011
City of Henderson, Local Improvement Dist. No. T-10 (Seven Hills)
Limited  Obligation Improvement Bonds, 7.50% 2015                                                5,490.0      5,732.0
City of Las Vegas, Special Improvement Bonds, (Summerlin Area),
 Local Improvement Bonds, 7.10% 2016                                                             2,635.0      2,756.0

New Hampshire - 0.45%
Housing Finance Auth., Single Family Mortgage Acquisition Rev. Bonds, 1997 Series D AMT:
5.60% 2012                                                                                       1,000.0      1,038.0
5.80% 2017                                                                                       1,000.0      1,043.0

New Jersey - 3.81%
Econ. Dev. Auth:
Econ. Dev. Bonds, Kapdowski road Landfill Reclamation Improvement
District Project (City of Elizabeth), Series 1998A, 6.375% 2031                                  6,250.0      6,211.0
First Mortgage Rev. Fixed-Rate Bonds:
Fellowship Village Project:
Series 1995A, 9.25% 2025 (Preref. 2005)                                                          3,000.0      3,856.0
Series 1998A Bonds:
5.10% 2008                                                                                       1,250.0      1,254.0
5.20% 2009                                                                                       1,000.0      1,004.0
5.30% 2010                                                                                       1,000.0      1,005.0
Keswick Pines, Series 1998, 5.60% 2012                                                           2,100.0      2,101.0
Winchester Gardens at  Ward Homestead Project, Series 1996A:
8.50% 2016                                                                                       1,000.0      1,122.0
8.625% 2025                                                                                      1,000.0      1,130.0

New York - 9.86%
Dormitory Auth:
Cert. of Part., on behalf of the City University of  New York, As Lessee
(John Jay College of Criminal Justice Project Refunding), 6.00% 2006                             1,975.0      2,148.0
Mental Health Services Fac. Improvement Rev. Bonds:
Series 1998B, 5.60% 2008                                                                         2,945.0      3,144.0
Series 1998C:
5.00% 2009                                                                                       1,390.0      1,409.0
5.00% 2010                                                                                       1,930.0      1,939.0
Secured Hospital Rev. Ref. Bonds:
Brookdale Hospital, Series J, 5.125% 2009                                                        3,500.0      3,567.0
Wyckoff Heights Medical Center, Series H, 5.125% 2008                                            1,000.0      1,025.0
Environmental Fac. Corp., Solid Waste Disposal Rev. Bonds, (Occidental
 Petroleum Corp. Project), Series 1993 Subseries B AMT, 5.50% 2003                               2,500.0      2,605.0
Housing Finance Agcy., Service Contract Obligation Rev. Ref. Bonds, 1997 Series C, 5.10% 2          800.          816
State Medical Care Fac. Finance Agcy., Mental Health Services Fac.
 Improvement Rev. Bonds, Series B, 5.30% 2004                                                    1,000.0      1,044.0
State Thruway Auth., Local Highway and Bridge Service Contract Bonds:
Series 1992, 6.25% 2006                                                                          1,000.0      1,084.0
Series 1994, MBIA Insured, 5.75% 2008                                                            1,000.0      1,063.0
City of New York, G.O. Bonds:
Series A:
7.00% 2005                                                                                       1,000.0      1,143.0
6.25% 2009                                                                                       1,000.0      1,117.0
Series E, 6.50% 2004                                                                             1,500.0      1,648.0
Fiscal 1995 Series B1, 7.00% 2016 (Preref. 2004)                                                 1,000.0      1,157.0
New York City Industrial Dev. Agcy:
Rev. Bonds (Brooklyn Navy Yard Cogeneration Partners, LP Project), Series 1997 AMT, 5.65%        1,000.0      1,009.0
Solid Waste Disposal Rev. Bonds (1995 Visy Paper (NY), Inc. Project) AMT, 7.55% 2005             9,000.0      9,763.0
The Port Auth. of New York and New Jersey, Special Project Bonds, Series 4 AMT, KIAC Partners Project:
7.00% 2007                                                                                       5,000.0      5,651.0
6.75% 2011                                                                                       4,000.0      4,420.0

North Carolina - 1.67%
Eastern Municipal Power Agcy., Power System Rev. Bonds, Refunding Series 1993B:
7.25% 2007                                                                                       2,500.0      2,895.0
7.00% 2008                                                                                       1,000.0      1,150.0
6.125% 2009                                                                                      1,450.0      1,577.0
5.875% 2013                                                                                      1,000.0      1,033.0
6.00% 2026                                                                                       1,000.0      1,073.0
City of Charlotte, Charlotte/Douglas International Airport, Special Facility Ref. Rev. Bonds,
Series 1998 (US Airways, Inc. Project), 5.60% 2027                                               3,000.0      3,002.0

North Dakota - 0.22%
Housing Finance Agcy. Rev. Bonds, 1998 Series A AMT, 5.25% 2018

Ohio - 0.26%
The Student Loan Funding Corp., Cincinnati, Student Loan Rev.
 Ref. Bonds, Series 1991A AMT, 7.20% 2003                                                        1,135.0      1,210.0
Water Dev. Auth., Solid Waste Disposal Rev. Bonds (Bay Shore
Power Project), Series 1998 A AMT, 5.875% 2020                                                   4,000.0      4,051.0

Pennsylvania - 7.16%
Econ. Dev. Fin. Auth., Resource Recovery Rev. Bonds (Colver Project), Series 1994 D AMT:
7.05% 2010                                                                                       2,000.0      2,225.0
7.15% 2018                                                                                       5,500.0      6,148.0
Housing Finance Agcy., Rev. Bonds:
Rental Housing Refunding Bonds, Issue 1993, 5.80% 2018                                           3,500.0      3,660.0
Single Housing Family Mortgage, Series 1997-58A AMT, 5.85% 2017                                  2,500.0      2,609.0
Blair County Hospital Auth., Hospital Rev. Bonds (Altoona Hospital Project),
1998 Series A, AMBAC Insured, 5.50% 2016(2)                                                      1,500.0      1,570.0
Lehigh County General Purpose Auth., College Rev. and Refunding Bonds,
Series A and B of 1996 (Cedar Crest College), 6.65% 2017                                         1,750.0      1,901.0
Hospitals and Higher Education Fac. Auth. of Philadelphia, Hospital Rev. Bonds
 (Temple University Hospital), Series of 1997, 5.70% 2009                                        1,000.0      1,053.0
Hospital Auth. of Philadelphia, Hospital Rev. Bonds (Temple University Hospital), Series o       1,000.0      1,073.0
Philadelphia Auth. for Industrial Dev., Rev. Bonds (Cathedral Village Project), Series of 1998:
5.30% 2007                                                                                       1,145.0      1,165.0
5.50% 2010                                                                                       1,000.0      1,018.0
Scranton-Lachawanna Health and Welfare Auth., City of Scranton, Lackawanna
County, Hospital Rev. Bonds (Moses Taylor Hospital Project), Series of 1997:
5.75% 2006                                                                                       1,585.0      1,662.0
5.80% 2007                                                                                       1,680.0      1,769.0
5.90% 2008                                                                                       1,730.0      1,837.0
6.00% 2009                                                                                          940.      1,004.0
6.10% 2011                                                                                       2,005.0      2,101.0
6.20% 2017                                                                                       2,305.0      2,413.0

Rhode Island - 0.00%
Housing and Mortgage Finance Corp., Homeownership Opportunity Bonds,
 Series 9-B-1 AMT, 5.55% 2013                                                                    2,000.0      2,062.0

South Carolina - 0.58%
York County, Pollution Control Fac. Rev. Bonds (Bowater Inc. Project), Series 1990 AMT, 7.

South Dakota - 0.70%
Student Loan Finance Corp., Rev. Bonds, Series A AMT, 6.45% 2006 (Preref. 2001)

Tennessee - 0.47%
The Industrial Dev. Board of the County of McMinn, Solid Waste Recycling Fac. Rev.
 Bonds, Series 1992 (Calhoun Newsprint Co. Project - Bowater), 7.625% 2016                       2,000.0      2,178.0
Memphis-Shelby County Airport Auth., Special Fac. Rev. Bonds
 (Federal Express Corp.), Series 1984, 7.875% 2009                                               2,500.0      2,792.0

Texas - 2.52%
Alliance Airport Auth., Inc., Special Fac. Rev. Bonds (American Airlines,
 Inc. Project), Series 1990 AMT, 7.00% 2011                                                      1,500.0      1,763.0
Industrial Dev. Corp. of Port of Corpus Christi, Rev. Ref. Bonds
 (Valero Refining and Marketing Co. Project), Series 1997D AMT, 5.125% 2009                      1,250.0      1,244.0
Hidalgo County Health Services Corp., Hospital Rev. Bonds, (Mission Hospital, Inc. Project), Series 1996:
7.00% 2008                                                                                       2,365.0      2,639.0
6.750% 2016                                                                                      1,000.0      1,095.0
Tomball Hospital Auth., Rev. Ref. Bonds, Series 1993, 6.125% 2023                                4,740.0      4,958.0

Utah - 0.24%
Housing Finance Agcy., Single Family Mortgage Bonds, 1997 Series G-2 Class III  AMT, 5.60%

Vermont - 0.34%
Housing Finance Agcy., Single Family Housing Bonds, Series 9 AMT, MBIA Insured, 5.70% 2012

Virginia - 0.45%
College Building Auth., Educational Fac. Rev. Bonds (Marymount
 University Project), Series of 1992, 7.00% 2022                                                 1,000.0      1,084.0
Dulles Town Center Community Dev. Auth. (Loudoun County), Special Assessment
 Bonds (Dulles Town Center Project), Series 1998, 6.25% 2026                                     1,000.0      1,012.0
Pocahontas Parkway Association, Route 895 Connector Toll Road Rev.
Bonds, Senior Current Interest Bonds, Series 1998A, 5.25% 2008                                   2,100.0      2,139.0

Virgin Islands - 0.00%
Public Finance Auth., Rev. Ref. Bonds (Virgin Islands Matching Fund Loan Notes),
Series 1998 D (Subordinate Lien/Working Capital), 6.00% 2007                                     1,750.0      1,833.0

West Virginia - 0.00%
City of South Charleston, Pollution Control Rev. Ref. Bonds (Union Carbide Corp. Project),
 Series 1985, 7.625% 2005                                                                        1,000.0      1,169.0

Wisconsin - 2.70%
Housing and Econ. Dev. Auth., Housing Rev. Bonds, Series B AMT, 5.30% 2006
City of Oconto Falls, Dev. Rev. Bonds, Series 1997 AMT (Oconto Falls Tissue, Inc. Project)       9,000.0      9,438.0

Wyoming - 0.00%
Sweetwater County, Solid Waste Disposal Rev. Bonds (FMC Corp. Project),
Series 1994A AMT, 7.00% 2024                                                                     2,000.0      2,226.0
                                                                                                          ---------
                                                                                                          435,071.00
Tax-Exempt Securities Maturing in                                                                         ---------
One Year or Less - 4.86%
State of Colorado, General Fund Tax and Rev. Anticipation Notes, Series 1998A, 4.00% 6/25/
State of Iowa, School Cash Anticipation Program, Iowa School Corporations,
Warrant Certificates, 1998-99 Series A, FSA Insured, 4.50% 6/25/99                               1,000.0      1,007.0
State of Kentucky. Asset/Liability Commission, General Fund Tax and Rev.
 Anticipation Notes, 1998 Series A, 4.50% 6/25/99                                                2,050.0      2,066.0
Los Angeles County Metropolitan Transportation Auth., Proposition C Sales Tax Rev. Ref.
 Bonds, Second Senior Bonds, Series 1998-A, AMBAC Insured, 4.50% 6/30/99                         4,250.0      4,284.0
State of New York, Long Island Power Auth., Electric System Subordinated
Rev. Bonds, Series 6, 3.70% 2033(3)                                                              2,000.0      2,000.0
State of North Carolina, Raleigh-Durham Airport Auth., Special Facility Ref. Rev. Bonds
 (American Airlines, Inc. Project), Series 1995 B, 3.70% 2015(3)                                 1,500.0      1,500.0
Power County, Idaho, Pollution Control Revenue Bonds (FMR Corp. Project), 3.70% 2010(3)          2,100.0      2,100.0
State of Texas, Tax and Rev. Anticipation Notes, Series A, 4.75% 8/31/98                         4,550.0      4,554.0
State of Wisconsin, Operating Notes, 4.50% 6/15/99                                               4,000.0      4,030.0
                                                                                                          ---------
                                                                                                            22,545.00
                                                                                                          ---------
TOTAL TAX-EXEMPT SECURITIES (cost:  $432,988,000)                                                              457616
Excess of cash , prepaids and recievables over payables                                                       6,436.0
                                                                                                          ---------
NET ASSETS                                                                                                   $464,052
                                                                                                           =========
(1)Purchased in private placement transaction; resale may be limited to qualified I institutional buyers; resale to the public may require registration.
(2))Represents a when-issued security.
(3)Coupon rate changes periodically.

See Notes to Financial Statements

KEY TO ABBREVIATIONS

Agcy. = Agency
Auth. = Authority
Cert. of Part. = Certificates of Participation
Co. = Company
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facilities
Fin. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Ref. = Revenue
Rev. Ref. = Revenue Refunding

American High-Income Municipal Bond Fund
Financial Statements

Statement of Assets and Liabilities
at July 31, 1998 (dollars in thousands)

Assets:
 Tax-exempt securities
  (cost: $432,988)                                           $457,616
 Cash                                                              40
 Prepaid organization expense                                       3
 Receivables for --
  Sales of investments                          $1,712
  Sales of fund's shares                           948
  Accrued interest                               6,980          9,640
                                          ------------   ------------
                                                              467,299
Liabilities:
 Payables for --
  Purchases of investments                       1,572
  Repurchases of fund's shares                     666
  Dividends payable                                715
  Management services                              152
  Accrued expenses                                 142          3,247
                                          ------------   ------------
Net Assets at July 31, 1998 --
 Equivalent to $16.12 per share on 28,790,149
 shares of $0.01 par value capital stock
 outstanding (authorized capital stock --                    $464,052
200,000,000 shares)                                          ========

Statement of Operations
for the year ended July 31, 1998
(dollars in thousands)
Investment Income:
 Income:
  Interest on tax-exempt securities                           $22,915

 Expenses:
  Management services fee                       $1,544
  Distribution expenses                          1,144
  Transfer agent fee                               121
  Reports to shareholders                           29
  Registration statement and prospectus            152
  Postage, stationery and supplies                  20
  Director's fees                                   17
  Auditing and legal fees                           34
  Custodian fee                                      3
  Taxes other than federal income tax                8
  Organization expense                               2          3,074
  Other expenses                          ------------   ------------
  Net investment income                                        19,841
                                                         ------------
Realized Gain and Unrealized
 Appreciation on Investments:
 Net realized gain                                              2,244
 Net unrealized appreciation
  on investments:
  Beginning of year                             21,225
  End of year                                   24,628
                                          ------------
   Net increase in unrealized appreciation
    on investments                                              3,403
  Net realized gain and unrealized                       ------------
   appreciation on investments                                  5,647
Net Increase in Net Assets Resulting                     ------------
 from Operations                                              $25,488
                                                              =======

Statement of Changes in Net Assets
(dollars in thousands)
                                            Year ended        July 31

                                                  1998           1997
Operations:                               ------------   ------------
 Net investment income                         $19,841        $14,412
 Net realized gain on investments                2,244            835
 Net unrealized appreciation
  on investments                                 3,403         13,651
                                          ------------   ------------
  Net increase in net assets
   resulting from operations                    25,488         28,898
                                          ------------   ------------
Dividends and Distributions Paid to
 Shareholders:
 Dividends Paid from net
  investment income                            (19,820)       (14,416)
 Distributions from net realized gain on
  investments                                     (881)        (2,176)
                                          ------------   ------------
  Total dividends and distributions            (20,701)       (16,592)
                                          ------------   ------------


Capital Share Transactions:
 Proceeds from shares sold:                    195,199        121,500
  12,159,660 and 7,873,913 shares, respectively
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on investments:
  833,529 and 720,458 shares, respectivel       13,370         11,126
Cost of shares repurchased: 4,072,064 and
 2,986,900 shares, respectively                (65,298)       (46,078)
                                          ------------   ------------
 Net increase in net assets
  resulting from capital share
  transactions                                 143,271         86,548
                                          ------------   ------------
Total Increase in Net Assets                   148,058         98,854
Net Assets:
 Beginning of year                             315,994        217,140
                                          ------------   ------------
 End of year                                  $464,052       $315,994
                                          ============   ============


See Notes to Financial Statements

Notes to Financial Statements

1. American High-Income Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income exempt from regular federal income taxes through a diversified, carefully researched portfolio of higher yielding, lower rated, higher risk municipal bonds. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

Tax-exempt securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Premiums and original issue discounts on securities purchased are amortized. Amortization of market discounts on securities is recognized upon disposition, subject to applicable tax requirements. Dividends to shareholders are declared daily after determination of the fund's net investment income and paid to shareholders monthly.

  Prepaid organization expenses are amortized over the estimated period of benefit, not to exceed five years from commencement of operations. In the event that Capital Research and Management Company (CRMC), the fund's investment adviser, redeems any of its original shares prior to the end of the five-year period, the proceeds of the redemption payable with respect to such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of such redemption) of the unamortized prepaid organization expenses as of the date of such redemption. In the event that the fund liquidates prior to the end of the five-year period, CRMC shall bear any unamortized prepaid organization expenses.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of July 31, 1998, net unrealized appreciation on investments for book and federal income tax purposes aggregated $24,628,000, of which $24,720,000 related to appreciated securities and $92,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended July 31, 1998. The cost of portfolio securities for book and federal income tax purposes was $432,988,000 at July 31, 1998.

3. The fee of $1,544,000 for management services was incurred pursuant to an agreement with CRMC, with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; and 3.00% of the fund's monthly gross investment income. The Investment Advisory and Service Agreement provides for fee reductions to the extent that annual operating expenses exceed 0.90% of the average daily net assets of the fund, during a period which will terminate at the earlier of such time as no reimbursement has been required for a period of 12 consecutive months, provided no advances are outstanding, or October 1, 2004. Expenses that are not subject to these limitations are interest, taxes, brokerage commissions, transaction costs and extraordinary expenses.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended July 31, 1998, distribution expenses under the Plan were limited to $1,144,000, representing 0.30% of average net assets. Had no limitation been in effect, the fund would have paid $1,353,000 in distribution expenses under the Plan. As of July 31, 1998, accrued and unpaid distribution expenses were $116,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $121,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $450,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of July 31, 1998, aggregate amounts deferred and earnings thereon were $24,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of July 31, 1998, accumulated undistributed net realized gain on investments was $2,103,000 and additional paid-in capital was $408,452,000.

  The fund made purchases and sales of investment securities of $194,513,000 and $59,854,000, respectively, during the year ended January 31, 1998.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $3,000 was paid by these credits rather than in cash.


Per-Share Data and Ratios
                                                                                                                 Period
                                                                    Year ended       July 31               September 26
                                                                                                            1994 (1) to
                                                                                                               July 31,
                                                                          1998          1997          1996         1995
Net Asset Value, Beginning
 of Period                                                              $15.90        $15.23        $15.14       $14.29
                                                                  ------------  ------------  ------------ ------------
Income From Investment
 Operations:
 Net investment income                                                     .84           .87           .88          .76
 Net realized and
  unrealized gain
  on investments                                                           .26           .80           .37          .85
                                                                  ------------  ------------  ------------ ------------
   Total income from investment operations                                1.10          1.67          1.25         1.61
                                                                  ------------  ------------  ------------ ------------
Less Distributions:
 Dividends from net investment income                                     (.84)         (.86)         (.88)        (.76)
 Distributions from net realized gains                                    (.04)         (.14)         (.28)          --
                                                                  ------------  ------------  ------------ ------------
  Total distributions                                                     (.88)        (1.00)        (1.16)      #VALUE!
                                                                  ------------  ------------  ------------ ------------

Net Asset Value, End of Year                                            $16.12        $15.90        $15.23       $15.14
                                                                      ========      ========      ========     ========

Total Return (2)                                                         7.05%        11.36%         8.48%   11.62% (3)


 Ratios/Supplemental Data:
 Net assets, end of period (in millions)                                  $464          $316          $217         $157
 Ratio of expenses to average net assets before fee waiver                .79%          .87%         .88%      .94% (3)
 Ratio of expenses to average net assets after fee waiver                 .79%          .87%          .86%     .62% (3)
 Ratio of net income to average net assets                                5.19%         5.51%       5.74%     5.66% (3)
 Portfolio turnover rate                                                16.38%        15.31%       35.22%    46.42% (3)



(1) Commencement of operations.
(2) Excludes maximum sales charge of 4.75%.
(3) Based on operations for the period shown and, accordingly, not representative of a full year's operations.

To the Board of Directors and Shareholders of American High-Income Municipal Bond Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of American High-Income Municipal Bond Fund, Inc.(the "Fund") at July 31, 1998, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE COOPERS LLP

Los Angeles, California
August 28, 1998


Tax Information (unaudited)

During the fiscal year ended July 31, 1998, the fund paid 83.5 cents per share of exempt-interest distributions within the meaning of Section 852(b)(5)(A) of the Internal Revenue Code and a long-term capital gain of 3.4 cents per share, of which 2.2 cents were 28% gains.

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the calendar year-end information you receive from the fund's transfer agent.